NEW AGE ALPHA FUNDS TRUST

NAA Allocation Fund

Class A: TVRAX / Class C: TVRCX / Institutional Class: TVRIX / Class P: TVFRX

Supplement dated October 30, 2026 to the Summary Prospectus, Prospectus, and Statement of Additional Information dated January 28, 2026, as amended

IMPORTANT UPDATE REGARDING THE CONVERSION OF THE NAA ALLOCATION FUND INTO AN EXCHANGE-TRADED FUND

This Supplement updates certain information contained in the above-dated Summary Prospectus, Prospectus, and Statement of Additional Information for New Age Alpha Funds Trust regarding the NAA Allocation Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information free of charge, upon request, by calling toll-free (833) 840-3937 or visiting the Fund’s website at www.naafunds.com.

As previously communicated in the supplement dated September 17, 2026, the Fund is expected to be reorganized into an exchange-traded fund (“ETF”) on or about December 4, 2026, after which the Fund will liquidate (the “Reorganization”). In advance of the Reorganization, the Fund will consolidate its share classes. Prior to the closing of the Reorganization, all issued and outstanding Class A, Class C, and Class P shares will be consolidated into Institutional Class shares (the “Share Class Consolidation”). Following the Share Class Consolidation, Class A, Class C, and Class P shares of the Fund will be closed. The Board approved the Share Class Consolidation by written consent on October 14, 2026. The Share Class Consolidation is not expected to trigger a taxable event for federal income tax purposes.

Effective immediately, Class A, Class C, and Class P shares of the Fund are closed to new investors.

The Share Class Consolidation is expected to occur after the close of business on or about November 20, 2026. Prior to the Share Class Consolidation, shareholders of Class A, Class C, or Class P shares may redeem or exchange their Fund shares as described in the Prospectus. In the Share Class Consolidation, each shareholder holding Class A, Class C, or Class P shares of the Fund will receive Institutional Class shares of the Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class A, Class C, or Class P shares.

The Fund will close to all investment and redemptions after the close of business on December 3, 2026.

Upon the closing of the Reorganization expected on or about December 4, 2026, the Institutional Class shares will be converted into ETF shares pursuant to the Agreement and Plan of Reorganization.

No action is required for Fund shareholders who hold Fund shares through an account that can hold ETF shares.

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In connection with the Reorganization discussed herein, a prospectus/information statement included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the “SEC”). Shareholders are urged to read the materials and any other relevant documents when available because they will contain important information about the Reorganization. Free copies of the materials will be available on the SEC’s website at www.sec.gov. A paper copy of the materials can be obtained at no charge by calling (833) 840-3937. This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

You should read this Supplement in conjunction with the Summary Prospectus, Prospectus, and Statement of Additional Information, each dated January 28, 2026, as may be amended from time to time, which provides information that you should know about the Fund. These documents are available upon request and without charge by calling the Fund at (833) 840-3937 or at the Fund’s website at www.naafunds.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE